UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2008

GSC ACQUISITION COMPANY
(Exact name of registrant as specified in charter)

DELAWARE	001-33553	20-5779392
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Campus Drive, Suite 220 Florham Park, NJ
(Address of principal executive offices)

Registrant’s telephone number, including area code: (973) 437-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT

Following the filing of this report, GSC Acquisition Company (“GSCAC”) and Complete Energy Holdings, LLC (“Complete Energy”) will be holding presentations for certain stockholders of GSCAC and equity and debt holders of Complete Energy, as well as other persons who might be interested in investing in GSCAC’s securities, regarding GSCAC’s proposed acquisition (the “Acquisition”) of Complete Energy, as described in this Current Report on Form 8-K.  Certain information contained in this Current Report on Form 8-K and the exhibit hereto may be distributed to participants at such presentations.

Where To Find Additional Information

This Current Report on Form 8-K is being made with respect to a proposed merger (the “Merger”) and related transactions involving GSCAC and Complete Energy.  In connection with these proposed transactions, GSCAC has filed with the Securities Exchange Commission (“SEC”) a preliminary proxy statement, and GSCAC intends to file with the SEC and mail a definitive proxy statement and other relevant documents to GSCAC’s stockholders when such materials become available.  The information contained in this Current Report on Form 8-K is not complete and may be changed.  Before making any voting or investment decisions, GSCAC’s stockholders and other interested persons are urged to read GSCAC’s preliminary proxy statement, and any amendments thereto, and the definitive proxy statement, when it becomes available, in connection with GSCAC’s solicitation of proxies for the special meeting to be held to approve the Merger and related transactions and any other relevant documents filed with the SEC because they will contain important information about GSCAC, Complete Energy and the proposed transactions.  The definitive proxy statement will be mailed to GSCAC stockholders as of a record date to be established for voting on the proposed Merger and related transactions.  Stockholders and other interested persons will also be able to obtain a copy of the preliminary proxy statement and the definitive proxy statement when it becomes available, without charge, at the SEC’s web site at http://www.sec.gov or by directing a request to:  GSC Acquisition Company, 500 Campus Drive, Suite 220, Florham Park, New Jersey 07932, Facsimile: (212) 884-6184.

Participants In The Solicitation

GSCAC and its directors and officers may be deemed to be participants in the solicitation of proxies to GSCAC’s stockholders in connection with the Merger.  A list of the names of those directors and officers and a description of their interests in GSCAC is contained in GSCAC’s preliminary proxy statement, which is filed with the SEC, and will also be contained in GSCAC’s definitive proxy statement when it becomes available.  GSCAC’s stockholders may obtain additional information about the direct and indirect interests of the participants in the acquisition, by security holdings or otherwise, by reading GSCAC’s preliminary proxy statement and other materials to be filed with the SEC when such information becomes available.

Nothing in this Current Report on Form 8-K should be construed as, or is intended to be, a solicitation for or an offer to provide investment advisory services.

Item 7.01  Regulation FD Disclosure

On July 31, 2008, GSC Acquisition Company (“GSCAC”) expects to make presentations with respect to the proposed merger (the “Merger”) and related transactions involving GSCAC and Complete Energy.  Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is the form of investors’ presentation to be used by GSCAC in the presentations.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01 Other Events

See Item 7.01

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

99.1	Investors’ Presentation dated July 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSC Acquisition Company
Date:	July 31, 2008	By:	/s/ Matthew C. Kaufman
			Name:	Matthew C. Kaufman
			Title:	President and Director

EXHIBIT INDEX

Exhibit Number	Description
EX-99.1	Investors’ Presentation dated July 31, 2008